EXHIBIT 10-31
                                 PROMISSORY NOTE



August 15, 2002                                               $347,475.27
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     FOR VALUE RECEIVED, the undersigned (hereinafter referred to as "Maker") promises to pay to Target Container Inc_, (hereinafter referred to as "Payee"), at Payee's office at 227 SW 57th Avenue Ocala, Florida 34474, or at such other place as the holder hereof may designate, the principal sum of Three Hundred Fourty Seven Thousand, Four Hundred Seventy Five Dollars and Twenty Seven Cents ($347,475.27), together with interest, all as set forth on the amortization schedule attached hereto as Exhibit A and incorporated herein by this reference. Maker may prepay the whole or any part of the principal amount of this Note from time to time without premium or penalty.

     The occurrence of any one or more of the following events shall constitute a default (hereinafter referred to as an "Event of Default"): (i) Maker fails to pay any amount when due; (ii) Maker makes an assignment for the benefit of creditors, or an action is brought by Maker seeking Maker's dissolution or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, or Maker commences a voluntary case under the Federal Bankruptcy Code, or a reorganization or an arrangement proceeding is instituted by Maker for the settlement, readjustment, composition or extension of any of its debts upon any terms; or (iii) an action is brought seeking Maker's dissolution or liquidation of any of its assets or seeking the appointment of a trustee, interim trustee, receiver or other custodian for any of its property, and such action is consented to or acquiesced in by Maker or is not dismissed within ninety (90) days of the date upon which it was instituted, or a proceeding under the Federal Bankruptcy Code is instituted against Maker and an order for relief is entered in such proceeding or such proceeding is consented to or acquiesced in by Maker or is not dismissed within (90) days of the date upon which it was instituted.

     Upon the occurrence of an Event of Default, Payee, at its option, without demand or notice of any kind, may declare this Note immediately due and payable, whereupon all outstanding principal and interest shall become immediately due and payable. If this Note is collected by or through an attorney-at-law, all costs of collection, including reasonable attorney's fees, shall be paid by Maker.

     Time is of the essence. Demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by each and every maker, guarantor, surety and other person or other entity primarily or secondarily liable on this Note.

     Payee shall not be deemed to waive any of its rights unless such waiver be in writing and signed by Payee. No delay or omission by Payee in exercising any of its rights shall be construed as a consent to or a waiver of any right or remedy on any future occasion.

     This Note shall be governed by and construed and enforced in accordance with the laws of the State of Georgia. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

         SIGNED, SEALED AND DELIVERED by the undersigned as of the day and year first above set forth.

                                   Galaxy Nutritional Foods Company, Inc


                                   By: /s/ Angelo S. Morini
                                       --------------------
                                       Angelo S. Morini
ATTEST:                                President

/s/ Salvatore J. Furnari
------------------------

NOTE AMORTIZATION SCHEDULE                                           EXHIBIT A

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             MAKER:     GALAXY NUTRITIONAL FOODS, INC
                        2441 VISCOUNT ROW
                        ORLANDO, FL  32809


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         NOTE DETAILS                             NOTE SUMMARY
----------------------------------------      ----------------------------------
            Note Amount    $ 347,475.27                Scheduled    $ 30,065.90
                                                         Payment
                       -----------------                        ----------------
                                                       Scheduled
        Annual Interest                                Number of
                   Rate          7.00 %                 Payments             12
                       -----------------                        ----------------
           Amortization                            Actual Number
        Period in Years               1              of Payments             12
                       -----------------                        ----------------
              Number of                              Total Early
      Payments Per Year              12                 Payments         $    -
                       -----------------                        ----------------
          Start Date of       8/15/2002           Total Interest    $ 13,315.58
                   Note
                       -----------------      ----------------------------------
         Optional Extra
               Payments
----------------------------------------

               -------------------------
    PAYEE NAME:TARGET CONTAINER - OCALA
               -------------------------

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PMTNO.    PAYMENT        BEGINNING       SCHEDULED        EXTRA       TOTAL                                         ENDING
            DATE          BALANCE         PAYMENT        PAYMENT     PAYMENT       PRINCIPAL       INTEREST         BALANCE
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   1      9/15/2002     $ 347,475.27    $  30,065.90               $ 30,065.90    $ 28,038.97     $ 2,026.94     $ 319,436.30
                                                              -

   2     10/15/2002       319,436.30       30,065.90          -      30,065.90      28,202.53       1,863.38       291,233.78
   3     11/15/2002       291,233.78       30,065.90                 30,065.90      28,367.04       1,698.86       262,866.74
   4     12/15/2002       262,866.74       30,065.90                 30,065.90      28,532.52       1,533.39       234,334.22

   5      1/15/2003       234,334.22       30,065.90          -      30,065.90      28,698.95       1,366.95       205,635.27

   6      2/15/2003       205,635.27       30,065.90          -      30,065.90      28,866.37       1,199.54       176,768.90

   7      3/15/2003       176,768.90       30,065.90          -      30,065.90      29,034.75       1,031.15       147,734.15

   8      4/15/2003       147,734.15       30,065.90          -      30,065.90      29,204.12         861.78       118,530.03

   9      5/15/2003       118,530.03       30,065.90          -      30,065.90      29,374.48         691.43        89,155.55

  10      6/15/2003        89,155.55       30,065.90          -      30,065.90      29,545.83         520.07        59,609.72

  11      7/15/2003        59,609.72       30,065.90          -      30,065.90      29,718.18         347.72        29,891.54

  12      8/15/2003        29,891.54       30,065.90          -      29,891.54      29,717.17         174.37             0.00
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